SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-5(d)(2))

[ X ]  Definitive Information Statement

                         THATLOOK.COM, INC.
                         ------------------
         (Name of Registrant as Specified in its Charter)

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

                             THATLOOK.COM, INC.

                              5003 Route 611
                     Stroudsburg, Pennsylvania 18360
                              (570) 420-0318

                           INFORMATION STATEMENT

                      Annual Meeting of Stockholders
                          to be held June 21, 2001

Purpose.
--------

     This Information Statement is furnished in connection with the annual meeting of stockholders of thatlook.com, Inc., a Nevada corporation (the "Company"), which will be held on Thursday, June 21, 2001, at 1:00 p.m., Eastern Daylight Time, at the offices of the Company: 5003 Route 611, Stroudsburg, Pennsylvania 18360 (the "Meeting"). Certain directors and executive officers of the Company, who collectively own approximately 54.9% of the issued and outstanding shares of the Company's common stock (the "majority holders") have indicated their intention to vote in favor of the matters to be submitted to a vote of stockholders at the Meeting.

     The accompanying Notice of Annual Meeting of Stockholders and this Information Statement are first being mailed to stockholders on or about June 1, 2001.

     The names of each of the Company's current directors (Gerard A. Powell, Lawrence T. Simon, Richard H. Gwinn and Saul S. Epstein) will be submitted to the stockholders at the Meeting for the purpose of a vote to retain each director to serve until his successor is elected at the next annual meeting of stockholders or until his prior death, resignation or termination and the qualification of his successor. In addition, the following resolutions will be submitted to the Company's stockholders at the Meeting:

     (1) To increase the number of shares available for issuance under the Company's 1999 Stock Incentive Plan from 2,785,234 to 11,285,234, and to impose certain conditions to the vesting of the newly-authorized options and underlying shares, as discussed under the caption "Revisions to 1999 Stock Incentive Plan," below; and

     (2) To amend the Company's Articles of Incorporation to increase the number of authorized shares of its one mill ($0.001) par value common stock from 50,000,000 shares to 150,000,000 shares, and with no change in the rights of such shares.

     Procedure for Approval.
     -----------------------

     The Nevada Revised Statutes (the "Nevada Law") requires the approval of a majority of the voting power present at a meeting at which a quorum is present to approve the revisions to the Company's 1999 Stock Incentive Plan and to amend the Company's Articles of Incorporation. The Nevada Law requires the approval of a plurality of the voting power in attendance at a meeting at which a quorum is present for the election of directors. See the caption "Voting Procedures," herein.

     The majority holders, who collectively own approximately 54.9% of the issued and outstanding voting securities of the Company, have indicated their intention to vote in favor or each of the matters discussed above. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. See the caption "Voting Securities and Principal Holders Thereof," herein.

     Dissenters' Rights of Appraisal.
     --------------------------------

     The Nevada Law does not provide any dissenters' rights with respect to the election of directors, the revisions to the Company's 1999 Stock Incentive Plan, or the amendment to the Company's Articles of Incorporation as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

THE MAJORITY HOLDERS OWN SUFFICIENT VOTING SECURITIES TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS, AND TO ADOPT THE REVISIONS TO THE COMPANY'S 1999 STOCK INCENTIVE PLAN AND THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION AS SET FORTH ABOVE. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of May 31, 2001, which is the record date for the Meeting, a total of 26,806,703 shares of common stock were outstanding; such shares are entitled to a total of 26,806,703 votes on the above-referenced matters.

     As of the record date, the majority stockholders (i.e., Gerard A. Powell; Lawrence T. Simon; Vincent J. Trapasso; Charlie Lynn Trapasso; Richard H. Gwinn; Saul S. Epstein; and Marvin P. Metzger), collectively beneficially own 15,752,792 of the Company's currently outstanding shares, or approximately 54.9% of such shares.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of May 31, 2001, taking into account the conversion of derivative securities that are convertible within 60 days (however, the shares underlying such derivative securities are not issued and outstanding as of the record date and are not eligible to vote on the matters to be submitted at the Meeting):

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned (1)
----------------              ----           ----------------------------

Gerard A. Powell (2)(3)       CEO                5,644,791 - 10.8%
5003 Route 611                President
Stroudsburg, Pennsylvania     Director
18360

Lawrence T. Simon             Chairman          28,704,990 - 54.9%
P. O. Box 160                 Director
Shawnee-on-the-Delaware,
Pennsylvania
18356

Vincent J. Trapasso (3)       Vice President     1,917,394 -  3.6%
5003 Route 611
Stroudsburg, Pennsylvania
18360

Charlie Lynn Trapasso (3)     Secretary/         1,350,856 -  2.6%
5003 Route 611                Treasurer
Stroudsburg, Pennsylvania
18360

Richard H. Gwinn (2)          Director           1,408,854 -  2.7%
The Abbotts Organization
5 Radnor Corporate Center
100 Matson Ford Center
Suite 520
Radnor, Pennsylvania
19087

Saul S. Epstein (2)           Director             953,559 -  1.8%
21 East Dartmouth Road
Bala Cynwyd, Pennsylvania
19004

Marvin P. Metzger             CFO                  261,154 -  0.5%
5003 Route 611
Stroudsburg, Pennsylvania
18360

              Totals                            40,241,598 - 76.9%


(1) - Includes warrants and convertible debt to purchase shares of the Company's common stock.

      In November 2000, Mr. Simon signed a master purchase agreement for $1,230,000 15% convertible notes at specified dates through April 2001. In conjunction with this agreement, thatlook.com agreed to issue 1,765,000 common stock warrants. These notes payable and accrued interest are convertible at 50% of the average of the daily closing bid price of thatlook.com's common stock for the previous ten consecutive trading days.

      Mr. Simon presently owns 3,243,667 shares of common stock. He also can exercise 3,696,667 common stock warrants, and convert various notes payable and accrued interest.

      On April 27, 2001, 50% of the average of the daily closing bid price of thatlook.com's common stock for the preceding 10 days was $0.065 per share. Therefore, using the conversion price of $0.065, on May 31, 2001, $1,330,000 convertible notes payable and $79,664 of accrued interest may be converted into 21,687,131 shares of common stock at $0.065 per share. An additional $100,000 convertible note payable and $16,287 accrued interest may be converted into 77,525 shares of common stock at $1.50 per share.

      However, in January 2001, Mr. Simon agreed to restructure the master purchase agreement, subject to shareholders' approval in June 2001 to increase thatlook.com's authorized shares of common stock. As part of the restructuring, Mr. Simon agreed to exchange $530,000 and $200,000 of convertible notes purchased in 2000 and January 2001, respectively, and $66,119 of accrued interest for 7,961,190 unregistered, restricted shares of common stock at $0.10 per share.

      As part of the restructuring, Mr. Simon also agreed to purchase, in February through April 2001, $600,000 of convertible notes payable with a conversion price of $0.10 per share of common stock, rather than the $600,000 remaining 15% convertible notes payable from the master purchase agreement. Mr. Simon agreed to exchange the $600,000 of convertible notes payable and accrued interest of $13,111, for 6,131,110 unregistered, restricted shares of common stock at $0.10 per share.

      In addition, as part of the restructuring, Mr. Simon individually and on behalf of family members agreed to cancel rights to all warrants totaling 3,931,667 in exchange for 1,765,000 shares of common stock and a $300,000 convertible note payable due April 30, 2003 bearing interest at 10% per annum beginning April 15, 2001. Mr. Simon will receive 1,557,613 of the 1,765,000 shares of common stock, and his family members will receive 207,387 shares of common stock. The $300,000 convertible note payable plus $3,743 of accrued interest may be converted at $0.50 per share of unregistered, restricted, common stock, which will result in the issuance of 607,486 shares of common stock.

      The $100,000 convertible note payable and $16,287 accrued interest that may be converted into 77,525 shares of common stock at $1.50 per share was not part of the restructuring.

(2) - The shares beneficially owned include conversion of a $25,000 promissory note into a convertible note payable that contains a conversion price of $1.50 per share of restricted, unregistered, common stock.

(3)- Vincent J. Trapasso and Charlie Lynn Trapasso are husband and wife. Gerard A. Powell is Charlie Lynne Trapasso's brother-in-law.

     See the caption "Election of Directors," below, for information concerning the offices in which these persons serve with the Company.

     Changes in Control.
     -------------------

     There are no present arrangements or pledges of its securities which may result in a change in control of the Company.

Election of Directors.
----------------------

     The Company's current Board of Directors will consist of four directors, each of whom will be elected at the Meeting to serve until his successor is elected at the next annual meeting of stockholders or until his prior death, resignation or termination and the qualification of his successor.

     The following table sets forth the names and the nature of all positions and offices held by all directors and executive officers of the Company for the calendar year ended December 31, 2000, and to the date hereof, and the period or periods during which each such director or executive officer has served in his or her position(s).

                                                    Date of      Date of
                                                  Election or  Resignation
Name                          Position(s)         Designation or Termination
----                          -----------         ----------- --------------

Gerard A. Powell          President, Director,       4/29/99         *
                          Chief Executive Officer

Lawrence T. Simon         Director                   9/17/99         *
                          Chairman of the Board     12/24/99         *

Richard H. Gwinn          Director                   4/29/99         *

Saul S. Epstein           Director                   4/29/99         *

Vincent J. Trapasso       Vice President             4/29/99         *

Charlie Lynn Trapasso     Secretary/Treasurer        4/29/99         *

Marvin P. Metzger         Chief Financial Officer    4/29/99         *


           *   These persons presently serve in the capacities indicated.


     Business Experience of Current Directors and Executive Officers.
     ----------------------------------------------------------------

     Gerard A. Powell, President, Director, Chief Executive Officer. Mr. Powell, age 37, has been the President and Chief Executive Officer of thatlook.com. Inc.(a New Jersey Corporation) since its inception in December 1994. Immediately following a reverse merger on April 29, 1999, he was elected as President and Chief Executive Officer and Director of the Company. From 1989 to 1996, Mr. Powell helped found and build the Chapel
Creek group of companies (Land, Homes, and Mortgage) that developed, marketed and financed homes in the eastern Pennsylvania area. Mr. Powell's principal responsibility with this group was to develop and execute the marketing program that produced more than 100 house and land contracts yearly. Operations were substantially profitable prior to his selling his interests in this group of companies. Mr. Powell is Mr. and Mrs. Trapasso's brother-in-law.

     Lawrence T. Simon, Director, Chairman of the Board. Mr. Simon, age 54, has served as a director of the Company since September of 1999. He attended Brown University in the Behavioral Sciences area and then transferred to Temple University and graduated with a Bachelors of Science in communications in the area of advertising/marketing and film production. After graduation, he moved to Manhattan and joined Elektra Films, where he became a film advertising art directing producer. He received several Clio Awards presented to Elektra Films for such successful campaigns as Alka Seltzer and Armour Products as well as for Proctor and Gamble. In 1975, Mr. Simon opened LTS Builders. LTS is now one of the largest residential building companies in the northeast. Mr. Simon is Chief Executive Officer and the only shareholder in LTS.

     Richard H. Gwinn, Director. Mr. Gwinn, age 62, has been a director of thatlook.com. Inc.(a New Jersey Corporation) since May 1997. Immediately following the reverse merger on April 29, 1999, he was elected as a director of the Company. He is a 1960 graduate of Yale University, and attended the Wharton Graduate Division of the University of Pennsylvania from 1963 to 1964. Mr. Gwinn served in the U.S. Navy from 1956 to 1971. Since 1989, he has been employed by the Abbotts Organization of Radnor, Pennsylvania. Mr. Gwinn is also a principal of Crossway Ventures, Inc.

     Saul S. Epstein, Director. Mr. Epstein, age 53, has been a Director of thatlook.com. Inc.(a New Jersey Corporation) since May 1997. Immediately following the reverse merger on April 29, 1999, he was elected as a director of the Company. He is a 1969 graduate of Lehigh University. He received his law degree from the University of Pennsylvania in 1973, and a Master of Laws degree in taxation from New York University in 1976. Since 1994, he has been Senior Vice President and Director of Corporate Development for Opinion Research Corporation, located in Princeton, New Jersey, where he is responsible for that company's strategic planning and for various financial and legal matters. From 1995 to 1996, he also served as President of Robinson Alarm Company, a Philadelphia based burglar and fire alarm enterprise. Mr. Epstein is also a principal of Crossway Ventures, Inc.

     Vincent J. Trapasso, Vice President. Mr. Trapasso, age 48, has been the Vice President of thatlook.com. Inc.(a New Jersey Corporation) since its inception in December 1994, with responsibility for directing that part of the Company's marketing and servicing program focused on physicians. Immediately following the reverse merger on April 29, 1999, he was elected as Vice President of the Company. From 1992 to 1994, Mr. Trapasso was a General Manager of Byran Holdings of Palm Beach County, Florida, where he developed the concept and design for a 36,000 square foot, upscale restaurant and entertainment complex. Mr. Trapasso is the husband of Ms. Trapasso and brother-in-law to Gerard A. Powell.

     Charlie Lynn Trapasso, Secretary/Treasurer. Mrs. Trapasso, age 41, has served as a Secretary/Treasurer of thatlook.com. Inc.(a New Jersey Corporation) since its inception in December 1994, where she serves as the public spokesperson with the media and in its advertising. Immediately following the reverse merger on April 29, 1999, she was elected as Secretary/Treasurer of the Company. Mrs. Trapasso is Mr. Trapasso's wife and Mr. Powell's sister-in-law.

     Marvin Metzger, C.P.A, Chief Financial Officer. Mr. Metzger, age 36, has served as Chief Financial Officer of thatlook.com. Inc.(a New Jersey Corporation) since January 1998. Immediately following the reverse merger on April 29, 1999, he was appointed Chief Financial Officer of the Company. He graduated from Bloomsburg University in 1986 with a Bachelor of Science degree in Business Administration, and from Lehigh University in 1996 with a Masters of Business Administration degree, with a concentration in Finance. Prior to joining thatlook.com, Inc. he worked from 1996 to 1998 at Wise Foods, Inc. in Berwick, PA as the Manager of Reporting and Analysis. From 1989 to 1996, he was employed by Tenenbaum's Travel Service, Inc., where he served as Controller prior to his promotion to Vice President of Finance. The travel company had seven divisions, which included two national wholesale travel divisions and five retail divisions. From 1986 to 1989, he was employed by Laventhol & Horwath, Certified Public Accountants in Wilkes-Barre, Pennsylvania.

     Compliance with Section 16(a) of the Exchange Act.
     --------------------------------------------------

     The following table indicates which forms the Company's directors and executive officers filed with the Securities and Exchange Commission during the calendar year ended December 31, 2000, and to the date hereof:

Reporting Person           Form          Date Due         Date Filed
----------------           ----          --------         ----------

Gerard A. Powell             4           05/10/00          04/12/00
Gerard A. Powell             4           01/10/00          05/11/00
Lawrence T. Simon            4           06/10/00          05/18/00
Lawrence T. Simon            4           01/10/00          06/08/00
Charlie Lynn Trapasso        4           07/10/00          06/14/00
Vincent J. Trapasso          4           07/10/00          06/14/00
Charlie Lynn Trapasso        4           06/10/00          06/26/00
Vincent J. Trapasso          4           06/10/00          06/26/00
Gerard A. Powell             4           07/10/00          06/27/00
Gerard A. Powell             4           09/10/00          08/31/00
Charlie Lynn Trapasso        4           08/10/00          09/01/00
Gerard A. Powell             4           08/10/00          12/01/00
Gerard A. Powell             4           09/10/00          12/01/00
Gerard A. Powell             4           01/10/01          01/10/01
Lawrence T. Simon            4           01/10/01          01/10/01
Vincent J. Trapasso          4           01/10/01          01/10/01
Gerard A. Powell             4           12/10/00          02/20/01
Lawrence T. Simon            4           10/10/99          04/02/01
Saul S. Epstein              4           09/10/99          04/02/01
Richard H. Gwinn             4           09/10/99          04/02/01
Marvin P. Metzger            3           05/10/99          04/02/01
William R. White             3           05/10/99          04/02/01
Marvin P. Metzger            4           10/10/99          04/02/01
Charlie Lynn Trapasso        4           09/10/99          04/02/01
Vincent J. Trapasso          4           10/10/99          04/02/01
Lawrence T. Simon            4           05/10/01          05/10/01


     Involvement in Certain Legal Proceedings.
     -----------------------------------------

     Except as indicated below, during the past five years, no present of former director, person nominated to become a director, executive officer, promoter or control person of the Company:

     (1) was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

     (2) was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses):

     (3) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     Mr. Powell was a 30% shareholder of two private sister companies, Y-Rent, Inc. (Case No. 95-33750-DOT) and Homes by Vintage (Case No. 95-33747-T), as well as the President of one and the Secretary of the other. Both companies filed for bankruptcy on September 6, 1995 in the state of Virginia pursuant to Chapter 7 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Eastern district of Virginia, Richmond. Mr. Powell and the United States Bankruptcy Trustee executed a settlement and release agreement dated March 14, 2001.

     No director, executive officer, affiliate, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

     Certain Relationships and Related Transactions.
     -----------------------------------------------

     Gerard A. Powell provides consulting services to the Company pursuant to a consulting contract signed in November, 2000. The contract is a two-year $264,000 marketing consulting agreement with a company owned by Mr. Powell. The fees are paid at the rate of $11,000 per month. The agreement requires a $50,000 liquidated damages payment to the consulting company if the agreement is canceled. The Company incurred consulting fees of $9,231 for this consulting contract in 2000.

     In January, 2001, Marvin P. Metzger and the Company signed a two-year employment agreement for $98,000 per year. The agreement includes a severance clause that requires the Company to pay $45,000 upon its termination of the agreement. In addition, in January 2001, Vincent J. Trapasso and the Company signed a two-year employment agreement for $95,000 per year. The agreement also includes a severance clause that requires the Company to pay $45,000 upon its termination of the agreement.

     Vincent J. Trapasso is indebted to the Company for a demand note of $14,000, which bears interest at 13% per annum.

     Microfinancial, Inc. is a finance company that purchases loans from Elective Investments, Inc, a subsidiary of the Company. Microfinancial executed a restructuring agreement in December, 1999, which included a convertible subordinated debenture. In November, 2000, the finance company received 100,000 shares of the Company's common stock valued at $0.125 per share, or $12,500, as compensation for a waiver related to the sale of convertible notes to a principal stockholder, which diluted the finance company's financial position.

     In June, 2000, the Company issued to Sivla, Inc., a media broker, 11,250,000 "unregistered" and "restricted" shares of common stock in return for advertising and media credits, and public relations services totaling $30 million. Based upon the discounted amount of the Company's past media placements relative to published rate card amounts (which is the maximum published rate available), the Company discounted the value of the advertising and media credits to a level that the Company believes depicts fair value. Thus, the transaction was recorded at $5,001,000. The media broker also accepted a $150,000 note payable for initial production costs.

     In July, 2000, in a related agreement, the Company issued 750,000 shares of registered common stock to Norman F. Alvis, a marketing consultant, in exchange for consulting and media buyer services. Mr. Alvis is the sole shareholder of Sivla, Inc. These shares were registered on a Registration Statement on Form S-8 dated August 1, 2000, and filed with the Securities and Exchange Commission on August 1, 2000. Based upon prior experience with marketing consultants, the Company valued the consulting services at $500,100, using 10% of the media costs.

     In January, 2001, the Company and Sivla, Inc. agreed to terminate the June and July, 2000 agreements. Thus, Sivla, Inc. returned 7,500,000 shares of the unregistered, restricted shares of common stock previously issued, and canceled the $150,000 note payable. This transaction has been retroactively reflected on the December 31, 2000 financial statements. As part of the settlement the Company expensed an additional $1,302,966 in advertising related to the termination of this agreement, representing the unused and nonrefunded balance of the initial $5,501,100 value referred to above.

     Parents.
     --------

     The Company has no parents except to the extent that its directors and executive officers may be deemed to be parents by virtue of their ownership of a majority of its issued and outstanding voting securities.

     Committees.
     -----------

     The Company has an audit committee consisting of Richard H. Gwinn and Saul S. Epstein. The Committee met once in 1999, with the Company's auditor. It has had three telephonic meetings in 2000. Two meetings were held with the Company's auditor, and one meeting was held without the Company's auditor.

     The Company's Board of Directors has adopted a written charter for the audit committee, a copy of which is attached as an exhibit hereto.

     The audit committee has reviewed and discussed with management the Company's audited financial statements for the calendar years ended December 31, 2000, and 1999. The audit committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. It has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the calendar year ended December 31, 2000.


     /s/ Richard H. Gwinn                      /s/ Saul S. Epstein
     -----------------------                   ----------------------
     Richard H. Gwinn                          Saul S. Epstein

     Executive Compensation.
     -----------------------

     The following table sets forth information regarding compensation paid for all services rendered to the Company in all capacities during the last two completed fiscal years by the Company's executive officers:

                        SUMMARY COMPENSATION TABLE

                                               Long Term Compensation
   Annual Compensation                       Awards           Payouts
  (a)           (b)    ( c)    (d)   (e)       (f)       (g)     (h)       (i)

Name and     Years or               Other                                  All
Principal    Periods                Annual  Restricted  Option/  LTIP    Other

Position     Ended      $         $Compen- Stock       SAR's    PayoutsCompen-
                     Salary  Bonus  sation  Awards$       #(4)         sation$
------------------------------------------------------------------------------
Gerard A.
Powell       1998       $0      $0    $0        $0          0    $0       $0
(CEO)        1999  $34,231      $0    $0        $0     75,000    $0 169,148(1)
             2000 $110,769      $0    $0  $115,625    250,000    $0 $16,696

Marvin P.    1998       $0      $0    $0        $0          0    $0      $0
Metzger      1999  $84,562      $0    $0        $0     25,000    $0  $6,590
(CFO)        2000  $84,800 $10,000    $0   $19,500     31,000    $0  $7,465

Vincent J.   1998       $0      $0    $0        $0          0    $0      $0
Trapasso     1999  $87,231      $0    $0        $0     25,000    $0 $14,205(2)
(Vice        2000  $84,800      $0    $0   $52,500          0    $0      $0
 President

Charlie Lynn 1998       $0      $0    $0        $0          0    $0      $0
Trapasso     1999  $37,385      $0    $0        $0     10,000    $0  $6,590(3)
(Secretary/  2000  $39,075      $0    $0    $1,250          0    $0  $7,465
 Treasurer)

(1) - Consists of reimbursement of consulting fees, automobile allowances, other expenses and health insurance benefits. A consulting fee agreement terminated November 30, 1999. In addition, the automobile allowance and other expenses ceased in December, 1999. However, a second consulting agreement was executed in November, 2000. Health insurance benefits continue.

(2) - Consists of reimbursement of automobile allowances and other expenses.

(3) - Consists of health insurance benefits.

(4) - These options were exchanged for "unregistered" and "restricted" stock on December 31, 2000.

                    Option/SAR Grants in Last Fiscal Year

               Individual
                Grants
---------------------------------------------------------------

 (a)         (b)             (c)            (d)         (e)

                            % of
          Number of         Total
          Securities        Options/
          Underlying        SARs
          Options/          Granted to     Exercise
          SARs              Employees      or Base
          Granted           in Fiscal      Price     Expiration

Name       (#)              Year           ($/Sh)       Date

-----------------------------------------------------------------


Gerard       100,000         11.1%         $2.48       06/05/05
Powell

Gerard       150,000         16.6%         $1.10       10/13/05
Powell

Marvin        25,000          2.8%         $2.50       04/26/10
Metzger

Marvin         6,000          0.7%         $1.00       09/25/10
Metzger

Options Granted to Directors and Executive Officers (*)
--------------------------------------------------------

1999                                            Granted Forfeited (**)  Held
----                                            ------- ---------       ----
Gerard A. Powell, President, Director, CEO(O)    75,000   75,000          0
Lawrence T. Simon, Director (D1)                 21,000   21,000          0
Richard H. Gwinn, Director(D)                    21,000   21,000          0
Saul S. Epstein, Director (D)                    21,000   21,000          0
J. Peter Gaskins, Director (D)(R)                21,000   21,000          0
Terry Hardman, Director (R)                           0        0          0
Harold T. Jenson (R)                                  0        0          0
Vincent J. Trapasso, Vice President (O)          25,000   25,000          0
Charlie Lynn Trapasso, Secretary/Treasurer       10,000   10,000          0
Marvin P. Metzger, Chief Financial Officer (O)   25,000   25,000          0
William R. White, Chief Operations Officer(R)    25,000   25,000          0

2000                                            Granted Forfeited(**)   Held
----                                            ------- ---------       ----
Gerard A. Powell, President, Director, CEO(O1)  250,000  250,000          0
Lawrence T. Simon, Director (D2)                106,000  106,000          0
Richard H. Gwinn, Director(D3)                   31,000   31,000          0
Saul S. Epstein, Director (D3)                   31,000   31,000          0
Vincent J. Trapasso, Vice President                   0        0          0
Charlie Lynn Trapasso, Secretary/Treasurer            0        0          0
Marvin P. Metzger, Chief Financial Officer (O2)  31,000   31,000          0


* - These options were granted pursuant to the 1999 Incentive Stock Option Plan filed with the Securities and Exchange Commission on Form S-8 on November 11, 1999.

**- With the exception of directors and officers who resigned (R), the executive officers and directors as of December 31, 2000, elected to exchange their options for "unregistered" and "restricted" common stock.

(D) - Non-officer director options granted on August 16, 1999.

(D1)- Non-officer director granted options on September 17, 1999.

(D2)- Non-officer director granted options, 100,000 on May 3, 2000, and 6,000 on June 27, 2000.

(D3)- Non-officer director granted options, 25,000 on June 5, 2000 and 6,000 on June 27, 2000.

(O) - Officers' options granted September 30, 1999.

(O1)- Officer's options granted, 100,000 June 5, 2000, and 150,000 October 13, 2000.

(O2)- Officer's options granted, 25,000 April 26, 2000, and 6,000 September 25, 2000.

(R) - Resigned during 1999.

     Compensation of Directors.
     --------------------------

     Each of our directors is granted options to purchase 21,000 shares upon joining our Board of Directors, and is granted options to purchase an additional 6,000 shares for every year of service on the Board. Other than this participation in the 1999 Stock Incentive Plan, there are no agreements or standard arrangements pursuant to which the Company's directors are compensated for services provided as a director. However, during November, 2000, the Board of Directors agreed to issue "unregistered" and "restricted" shares of common stock to directors as compensation for their services. While the Board in the future will probably issue additional shares of stock or options to board members as compensation, no additional amounts are payable currently to the Company's directors for committee participation or special assignments as directors.

     Our Board of Directors held 10 meetings during the 2000 calendar year. All of our meetings had 100% attendance by our directors.

     Termination of Employment and Change of Control Arrangements.
     -------------------------------------------------------------

     In November, 2000, Gerard A. Powell, a Director and Chief Executive Officer, and the Company signed a two-year $264,000 marketing consulting agreement with a company owned by Mr. Powell for $11,000 per month. The agreement requires a $50,000 liquidated damages payment to the consulting company if the agreement is canceled.

     In January, 2001, Marvin P. Metzger, Chief Financial Officer, and the Company signed a two-year employment agreement for $98,000 per year. The agreement includes a severance clause that requires the Company to pay $45,000 upon the the Company's termination of the agreement. In addition, in January, 2001, Vincent J. Trapasso, Vice President, and the Company signed a two-year employment agreement for $95,000 per year. The agreement also includes a severance clause that requires the Company to pay $45,000 upon its termination of the agreement.

     Except for the employment contracts for the three executive officers named above and the accelerated vesting provisions of the above stock options, there are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company or its subsidiaries, any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

     In the event of any corporate transaction that leads to a change in control, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for the total number of shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock. However, an outstanding option shall not become exercisable on such an accelerated basis if a successor corporation assumes the option, or if the option is replaced with a cash incentive program which protects the interests of the option holder. Similarly, if any change is made to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator of the 1999 Stock Incentive Plan to protect the interests of the option holders.

     Independent Public Accountants.
     -------------------------------

     Lazar Levine & Felix LLP, Certified Public Accountants, of New York, New York, audited the Company's financial statements for the calendar years ended December 31, 2000, and 1999. No principal accountant has been selected or is being recommended for election, approval or ratification at the Meeting, as the Company's Board of Directors voted to retain Lazar Levine & Felix in May 25, 1999, and the Company's Articles of Incorporation and Bylaws do not require the stockholders to approve or ratify such retention.

     Jones, Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, audited the Company's financial statements for the fiscal years ended June 30, 1998 and 1997. As stated above, Lazar Levine & Felix LLP, of New York, New York, were engaged on May 25, 1999, by the Company's Board of Directors to audit the Company's consolidated financial statements for the calendar year ended December 31, 1999.

     There were no disagreements between the Company and Jones, Jensen & Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     With the exception of an expression of substantial doubt about the Company's ability to continue as a going concern, the reports of Jones, Jensen & Company do not contain any adverse opinion or disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years, and since then, neither Jones, Jensen & Company, nor Lazar Levine & Felix LLP has advised the Company that any of the following exist or are applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During the Company's two most recent fiscal years and since then, the Company has not consulted Lazar Levine & Felix LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     On May 28, 1999, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing this change in independent accountants. This Current Report was amended on June 21, 1999.

     In 2000, the Company incurred approximately $93,000 in professional fees in connection with the audit of its annual financial statements for the year ending December 31, 2000, and for the reviews of its financial statements included in its quarterly reports for the year ending December 31, 2000.

     A representative of Lazar Levine & Felix LLP is expected to be present at the Meeting and to have the opportunity to make a statement if he desires.
The representative is expected to be available to respond to appropriate questions at the Meeting.

Revisions to 1999 Stock Incentive Plan.
---------------------------------------

     The Company's 1999 Stock Incentive Plan provides for the issuance of up to 1,250,000 shares of the Company's one mill ($0.001) par value common stock to certain qualifying employees, directors and consultants who render non-capital raising services for the Company. The number of shares subject to the Plan will automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with calendar year 2000, by an amount equal to 4% of the total number of outstanding shares of common stock on the last trading day of the immediately preceding year, but in no event shall any annual increase exceed 900,000 shares. As of the date of this Information Statement, 2,785,234 shares are eligible for issuance under the Plan. The 1,250,000 shares underlying the initial options were registered on a Registration Statement on S-8, which was filed with the Securities and Exchange Commission on November 4, 1999, and which is available for review on the Commission's web site: www.sec.gov. A copy of the Plan was attached as an exhibit to the Registration Statement, and copies are also available from the Company.

     The Plan is to be administered by a Primary Committee, which shall have sole discretion to determine to whom securities are to be issued under the Plan. However, in no event shall any one person receive options, stock appreciation rights and/or share issuances in excess of 1,250,000 shares in any calendar year. In April, 2001, the Company's Board of Directors voted unanimously to increase the annual limit from 250,000 to 1,250,000. In addition, the Board of Directors voted to make a one-time exception that allows the grant of options to purchase 4,900,000 shares of common stock to Gerard A. Powell, the Company's President, CEO and director, under the Plan, subject to the vesting terms described below for the newly-authorized options. All decisions relating to the issuance of options or shares of the Company's common stock to Primary Committee members shall be made by a disinterested majority of the Company's Board of Directors.

     The Plan is divided into five separate programs:

          The Discretionary Option Grant Program, under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of the Company's common stock;

          The Salary Investment Option Grant Program, under which eligible employees may elect to have a portion of their base salary invested each year in special option grants;

          The Stock Issuance Program, under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Company or any parent or subsidiary;

          The Automatic Option Grant Program, under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service; and

          The Director Fee Option Grant Program, under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

     Discretionary Option Grant Program.
     -----------------------------------

     The Plan Administrator has the discretion to fix the exercise price of the options under the Discretionary Option Grant Program, but the price may not be less than 100% of the fair market value per share of the Company's common stock on the option grant date. As of May 1, 2001, the market value of the Company's common stock was approximately $0.12 per share. The Plan Administrator also has the authority to set the term of such options, but such term may not exceed 10 years. For 10% stockholders, the exercise price per share shall not be less than 110% of the fair market value of the common stock on the option grant date, and the option term shall be only five years. The aggregate fair market value of shares for which any option holder may exercise options in any one calendar year may not exceed $100,000.

     Under the Discretionary Option Grant Program, the Plan Administrator also has the power to grant to selected optionees tandem stock appreciation rights and/or limited stock appreciation rights. The tandem stock appreciation rights provision permits such optionees to elect between the exercise of an option and the surrender of that option in exchange for a corporate distribution in an amount equal to the excess of: (i) the fair market value on the option surrender date of the number of shares for which options have vested; over (ii) the aggregate exercise price payable for such shares. Any such option surrender must be approved by the Plan Administrator.

   The limited stock appreciation rights are available only for Company insiders. Upon the occurrence of a hostile take-over of the Company, each holder of an option with such rights shall be able to surrender such option, for 30 days, to the Company in exchange for a cash distribution equal to the excess of: (i) the take-over price of the shares of common stock subject to such option; over (ii) the aggregate purchase price payable for such shares.

     Salary Investment Option Grant Program.
     ---------------------------------------

     The Primary Committee has the sole authority to determine which Company insiders and other highly compensated employees shall be eligible to participate in the Salary Investment Option Grant Program in any given calendar year. Any such person may then irrevocably authorize the Company to reduce his or her base salary for the calendar year by an amount from $10,000 to $50,000, and to receive options to purchase a number of shares that is equal to the dollar amount of such salary reduction divided by the amount that is two-thirds of the fair market value of the Company's common stock on the date of the option grant. The exercise price of each such option shall be one-third of the fair market value of the Company's common stock on the option grant date. Each such option will be exercisable in a series of 12 equal monthly installments, for a maximum term of 10 years.

     Stock Issuance Program.
     -----------------------

     Under the Stock Issuance Program, the Plan Administrator may directly issue shares of the Company's common stock at a purchase price not less than 100% of the fair market value per share of the Company's common stock on the issuance date. The shares may be issued for cash or for services rendered.

     Automatic Option Grant Program.
     -------------------------------

     The Automatic Option Grant Program provides for the automatic granting to each non-employee Board member of a non-statutory option to purchase 21,000 shares of the Company's common stock on the Plan effective date. On the date of each annual stockholders' meeting thereafter, each eligible director will automatically be granted a non-statutory option to purchase 6,000 shares of common stock, provided that he or she has served in that capacity for at least six months. The exercise price of all such options shall be 100% of the fair market value per share of the Company's common stock on the option grant date, and each option shall have a term of 10 years.

     Director Fee Option Grant Program.
     -----------------------------------

     The Primary Committee shall have the sole discretion to determine the calendar years for which the Director Fee Option Grant Program shall be in effect. For each such year, each non-employee Board member may elect to apply all or any portion of his or her annual retainer fee to the acquisition of a non-statutory special option grant. The exercise price of each such option shall be one-third of the fair market value of the Company's common stock on the option grant date. The number of option shares for which the director is eligible shall be determined in the same manner as under the Salary Investment Option Grant Program. Each such option shall be exercisable in 12 equal monthly installments and shall be for a maximum term of 10 years.

     For options that qualify as statutory options, there are no tax consequences on the grant of the options to an employee. Nor does the employee have income when the statutory option is exercised, except for an alternative minimum tax adjustment. The employee will realize taxable income upon the sale of the stock acquired through the exercise of the statutory option.

     For nonstatutory options, the employee realizes taxable income when the option is granted, if it has a readily ascertainable market value at that time. If it does not, the employee will have ordinary income when the option is exercised. To the extent that the employee has compensation income through the grant, disposition or exercise of a nonstatutory option, the Company will be able to deduct that amount.

     The foregoing Plans are subject to certain provisions relating to termination of service, vesting, changes in corporate control and transferability. The foregoing discussion is merely a summary of the terms of the Company's 1999 Stock Incentive Plan. Copies of the entire Plan are available for review at the Company's offices, and will be mailed to stockholders upon request.

        On April 25, 2001, the Company's Board of Directors voted to recommend to its stockholders that they approve an increase in the number of shares subject to the Plan from 2,785,234 shares to 11,285,234 shares. At the recipient's election, the securities may be issued as options as discussed above, or as a direct grant of shares.

        The newly-authorized options or shares would vest only as follows:

        (i) Fifty percent shall vest upon the Company reporting in a Quarterly Report on Form 10-QSB or an Annual Report on Form 10-KSB an annualized revenue run-rate for the most recently reported calendar quarter of at least $10,000,000 and a reported pre-tax earnings level after all GAAP charges, but before any charges related specifically to the grant, of at least break-even;

       (ii) Fifty percent shall vest upon the Company reporting in a Quarterly Report on Form 10-QSB or an Annual Report on Form 10-KSB an annualized revenue run-rate for the most recently reported calendar quarter of at least $20,000,000 and an annualized reported pre-tax earnings level after all GAAP charges, but before any charges related specifically to the grant, of at least $1,000,000; and

      (iii) The vesting conditions outlined above must be met on or before the financial reporting period ended June 30, 2003. To the extent the vesting conditions are not met within this period, the share or option grants, as the case may be, shall expire and shall not be subsequently vestable.

     The purpose of these proposed changes is to provide concrete milestones for the issuance of shares or the granting of options under the Plan. Management believes that these changes will provide an incentive for the Company's officers, directors and employees to maximize their efforts to increase its revenues and earnings.

Amendment of Articles of Incorporation to Increase Authorized Shares of Common Stock.
------

     The Company's Board of Directors have consented, and the majority holders have indicated an intent to vote in favor of amending the Company's Articles of Incorporation to increase the authorized number of common shares from 50,000,000 to 150,000,000, with no change in the rights pertaining to such shares.

     As discussed above under the caption "Voting Securities and Principal Holders Thereof," in January, 2001, the Company and Lawrence T. Simon agreed to restructure certain warrants and Company debt held by Mr. Simon. Under this agreement, Mr. Simon would receive up to 16,334,924 "unregistered" and "restricted" shares of our common stock. When added to the currently outstanding 26,806,703 shares, 44,952,515 shares of the Company's common stock would then be outstanding. This would leave fewer than 6,000,000 shares eligible for issuance under the Plan and for other corporate purposes. An increase in the number of authorized common shares to 150,000,000 would give the Company greater flexibility in issuing shares in the future.

     The proposed amendment to the Company's Articles of Incorporation in this regard consists of an amendment to the first paragraph of Article IV as follows:

          The aggregate number of shares which this corporation shall have authority to issue is 150,000,000 shares of common stock with a par value of $0.001 per share, each of which shall have equal voting rights. The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine.

     All rights relating to the Company's common stock will remain the same. However, the issuance of newly-authorized shares may have the effect of diluting the stockholdings of existing stockholders.

Voting Procedures.
------------------

     Under the Nevada Law, the presence of a majority of the shares of the Company's voting stock entitled to vote at a meeting of the Company's stockholders is required to constitute a quorum for the transaction of business. If a quorum exists, matters submitted to a vote of stockholders will be approved if the votes cast in favor of the action exceed the votes cast against the action.

     If a quorum is present at the Meeting, the four nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present will be elected directors. Each stockholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors.

Interest of Certain Persons in Matters to be Acted Upon.
--------------------------------------------------------

     Except as indicated below, no director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

     The Plan provides for the Primary Committee and/or the Plan Administrator to identify which Company employees will be eligible for the granting of Plan options. In addition, non-employee directors will be eligible for the issuance of stock options under the Automatic Option Grant Program and the Director Fee Option Grant Program, and only Company insiders will be eligible for limited stock appreciation rights.

     As of the date hereof, securities have been allocated under the Plan as discussed under the caption "Options Granted to Directors and Executive Officers." In addition, because of their significant day-to-day involvement in Company affairs, each of the Company's executive officers (i.e., Gerard A. Powell; Vincent J. Trapasso; Charlie Lynn Trapasso; and Marvin P. Metzger) is likely to be eligible for the issuance of additional securities under the Plan. Furthermore, each of the Company's non-employee directors (i.e., Lawrence T. Simon; Richard H. Gwinn; and Saul S. Epstein) will likely be eligible for the granting of additional stock options under the Plan. Each of these persons is also likely to be eligible for limited stock appreciation rights, and each has a substantial direct interest in the increase in the number of shares eligible for issuance under the Plan.

     Because they are more likely to be eligible for issuances of large amounts of securities under the Plan, the additional 8,500,000 shares to be authorized for issuance thereunder are likely to be issued to officers and directors in disproportionately large amounts. In order to minimize the effects of any conflict that this interest may create, all option grants and stock issuances to members of the Primary Committee must be made by a disinterested majority of the Company's Board of Directors.

Proposals of Security Holders.
------------------------------

     No security holder who is entitled to vote at the Meeting has submitted to the Company any proposal for action at the Meeting.

THE MAJORITY HOLDERS OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS, TO APPROVE THE REVISIONS TO THE 1999 STOCK INCENTIVE PLAN AND TO APPROVE THE ABOVE AMENDMENT TO ITS ARTICLES OF INCORPORATION. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                              EXHIBITS

Charter of the Audit Committee.

     A copy of the Charter of the Audit Committee accompanies this Information Statement commencing on page 18 hereof.

Ballot.

     A copy of a ballot accompanies this Information Statement commencing on page 22 hereof.

                           THATLOOK.COM, INC.
                     CHARTER OF THE AUDIT COMMITTEE
                                   OF

                         THE BOARD OF DIRECTORS

                              JUNE 1, 2000

I.    Mission and Purpose

Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibility to provide independent and objective oversight of the Company's financial reporting process, the business risk process and internal controls, relationships with independent auditors, and other financial Compliance issues of the Company and its subsidiaries and affiliates, if any.

In, addition, the Audit Committee provides avenues of communication to the Board of Directors from the independent auditors and financial management of the Company. The Audit Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Audit Committee and that the ultimate responsibility of the independent auditors is to the Board of Directors through the Audit Committee.

II.  Composition and Independence

     A. The Audit Committee shall consist of not less than two directors, all of whom are not employees of the Company or any of its subsidiaries, and each of whom is independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company, or such as the term ("independent") is defined by the regulator of the primary market when the Company's common stock is traded.

     B. All members shall be financially literate and at least one member shall have accounting or related financial management expertise.

     C. One of the Audit Committee members shall be appointed Committee Chairman by the Board of Directors.

III. Authority

     A. The Audit Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties.

     B. The Audit Committee is authorized to conduct or originate investigations into any matters within the Audit Committee's scope of responsibilities.

     C. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

IV.     Meetings

     A. The Committee shall meet at least twice annually, or more frequently as circumstances may dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least twice annually with management, the independent auditors and the senior staff member assigned internal audit responsibilities for the Company, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

     B. The Committee, or at least its Chairman, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

     C. Meetings of the Committee may be held in person or via teleconference.

V.    Duties

The Audit Committee shall perform the following specific duties as well as any others that are necessary in order to achieve its purpose of providing an effective oversight function.

     A. Select, evaluate and, where appropriate, replace the independent auditors.

     B. Review and assess the adequacy of the Audit Committee Charter on an annual basis. The charter will be submitted to the Board of Directors for approval and will be published at least every three years in accordance with SEC regulations.

     C. Ensure that the independent auditors provide a written document (updated at least annually) delineating all relationships between the independent auditors and the Company, its subsidiaries and affiliates. Discuss with the auditors any relationships or services it or its principals may have with the Company, its officers or any of its directors in order to assess the objectivity and independence of the auditors. Provide recommendations to the Board of Directors to take appropriate action if necessary.

     D. Review and discuss with the independent auditors the scope and plan for the performance of the annual audit and quarterly reviews, including the fees to be charged.

     E. Meet formally with the independent auditors, upon completion of their audit, and financial management to discuss the financial reporting process and the results for the year prior to their release to the public. These discussions should include at least the following:

       1. A review of the generally accepted accounting principles selected by the Company, and the consistency of their application including any changes and the reasons for such changes.

       2. A discussion of the clarity and completeness of the financial statements and related disclosure.

       3. A discussion of the significant financial reporting issues arising in the Current year and the Company's accounting and disclosure thereof.

       4. A discussion of the quality, not just the acceptability, of the accounting principles used.

       5. Any other communications as required to be communicated by the independent auditors by the Statement of Auditing Standards (SAS) 61, as amended by SAS 90 relating to the conduct of the audit. Further, the Audit Committee should receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 91, and that they concur with management's representations regarding audit adjustments.

     F. Review with the independent auditors the Company's financial and accounting personnel and the adequacy and effectiveness of its accounting and financial controls. Elicit from the independent auditors their recommendations, if any, regarding improvements of internal controls and accounting procedures.

     G. Provide for direct communication with the Company's chief financial officer, in general, as well an regarding the Company's budgeting process.

     H.   Review the appointment of the Company's chief financial officer.

     I. Review the management letter issued by the independent auditors and monitor the implementation of management's response to such letter.

     J. Issue an annual Audit Committee Report to be included in the Proxy Statement. Such report must state whether the Audit Committee has:

            1. Reviewed and discussed the audited financial Statements with management.

            2. Discussed with the independent auditors the matters required to be discussed by SAS 61, including modifications or supplements;

            3. Received from the independent auditors disclosures regarding the auditors' independence as required by Independence Standards Board Standard Number 1, including modifications or supplements, and discussed with the auditors their independence;

            4. Recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 1O-K for the last fiscal year for filing with the SEC.

     K   The Chairman or designated other member of the Audit Committee prior to the release of earnings to the public, shall review with management and the Independent auditors any significant matters identified as a result of the auditors' interim review procedures. After this review, the Chairman or designated other member shall arrange for receipt of auditors reports on the reviews of the Company's quarterly financial statements to be fled on Form 10-Q.

     L. Review and determine the significance of actual or potential conflicts of interests involving Company directors or senior officers.

     M. Review with the Company's legal counsel any legal matters that could have a significant impact on the Company's financial statements.

     N. Meet in executive session at least annually with the Company's Chief Financial Officer to discuss the quality of the Company's financial and accounting personnel and independent auditors.

     0. Investigate any matter brought to the attention of the Audit Committee that is within the scope of its responsibilities.

VI.  Other

While the Audit Committee has the responsibilities and authority set forth in this Charter, it not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate or are in accordance with Generally Accepted Accounting Principles. This is the responsibility of management and the independent auditors.

Neither is it the Audit Committee's responsibility to resolve disagreements, if any, between Management and the independent auditors or to assure that the Company is in compliance with laws and regulations pertaining, without limitation, to its business, employment, securities or other laws and regulations.

                               BALLOT

        Annual Meeting of the Stockholders of thatlook.com, Inc.

     The undersigned stockholder of thatlook.com, Inc., a Nevada corporation (the "Company"), votes as follows with respect to the following matters proposed at the Annual Meeting of Stockholders to be held June 21, 2001:

          (i) To elect each of the following persons to serve on the Company's Board of Directors until his successor is elected at the next annual meeting of stockholders or until his prior death, resignation or termination and the qualification of his successor:


              (a) Saul Epstein -

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]

              (b) Richard Gwinn -

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]

              (c) Gerard A. Powell -

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]

              (d) Lawrence T. Simon -

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]


          (ii) To authorize an increase in the number of shares eligible for issuance under the Company's 1999 Stock Incentive Plan from 2,785,234 shares to 11,285,234 shares, with such securities to be issued, at the grantee's election, as options or as a direct grant of shares, and with such newly-authorized securities to be granted on the following basis:

             (a) Fifty percent shall vest upon the Company reporting in a Quarterly Report on Form 10-QSB or an Annual Report on Form 10-KSB an annualized revenue run-rate for the most recently reported calendar quarter of at least $10,000,000 and a reported pre-tax earnings level after all GAAP charges, but before any charges related specifically to the grant, of at least break-even;

             (b) Fifty percent shall vest upon the Company reporting in a Quarterly Report on Form 10-QSB or an Annual Report on Form 10-KSB an annualized revenue run-rate for the most recently reported calendar quarter of at least $20,000,000 and an annualized reported pre-tax earnings level after all GAAP charges, but before any charges related specifically to the grant, of at least $1,000,000; and

             (c) The vesting conditions outlined above must be met on or before the financial reporting period ended June 30, 2003. To the extent the vesting conditions are not met within this period, the share or option grants, as the case may be, shall expire and shall not be subsequently vestable.

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]


          (iii) To amend the Company's Articles of Incorporation to increase the number of common shares from 50,000,000 to 150,000,000, while retaining the par value at one mill ($0.001) and with no change in the rights of such shares.

     FOR                  AGAINST             ABSTAIN
     [ ]                    [ ]                  [ ]